EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE as adopted pursuant to SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Edward Alexander,  the chief executive officer and chief financial officer of  Proton  Laboratories,  Inc.  , certify that (i) the Quarterly Report on Form 10-QSB Amendment Number 1 for the quarter ended March 31, 2007, as filed by the Company with the Securities  and  Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act  of  1934, as amended; and (ii) the information contained in the Form 10-QSB financial  statements  fairly  presents, in all material respects, the financial condition  and  results  of  operations  of  Proton  Laboratories,  Inc.

January 17, 2008	By:	/s/	Edward Alexander
EDWARD ALEXANDER
Chief Executive Officer and President

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Proton Laboratories, Inc. and will be retained by ProtonLaboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.